UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 16, 2004

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, OK		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On September 16, 2004, The Williams Companies, Inc. ("Williams") announced that it has decided to continue operating its wholesale power business and cease efforts to exit that business.

This announcement follows the company’s disclosures over the last several months that it was evaluating the benefits of retaining the power business versus the prospect of a sale in a depressed power market.

Coincident with the announcement, Williams affirmed its intent to continue executing its previously announced commercial strategy to focus on its significant natural gas businesses for disciplined growth while managing its power business to reduce risk and maximize the cash flow associated with that unit’s long-term wholesale power contracts.

A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

Item 9.01. Financial Statements and Exhibits.

a) None
b) None
c) Exhibits

Exhibit 99.1 Copy of press release dated September 16, 2004, publicly reporting the matters discussed herein, filed pursuant to Item 8.01.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc. (Registrant)

September 16, 2004	By:	Brian K. Shore

Name: Brian K. Shore
Title: Secretary

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Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release dated September 16, 2004